UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 2006

                        THE SINGING MACHINE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-24968               95-3795478
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


               6601 Lyons Road, Bldg. A-7, Coconut Creek, Fl 33073
               ---------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (954) 596-1000

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On August 31, 2006, The Singing Machine Company, Inc. (the "Company" or "SMD") received notice from the American Stock Exchange (the "AMEX"), Listing Qualifications Department, stating that the Company does not meet certain of the AMEX's continued listing standards as set forth in Part 10 of the AMEX Company Guide (the "Company Guide") and that the Company has become subject to the continued listing evaluation and follow-up procedures and requirements of
Section 1009 of the Company Guide.

Pursuant to a review by the AMEX of the Company's 10-K for the fiscal year ended March 31, 2006, the AMEX has determined that the Company is not in compliance with Section 1003(a)(ii) of the Company Guide, which states, in relevant part, that the AMEX will normally consider suspending dealings in, or removing from the list, securities of a company which has stockholders' equity of less than $4,000,000 if such company has sustained losses from continuing operations and/or net losses in three of its four most recent fiscal years.

The Company intends to submit a revised plan on or prior to October 2, 2006 advising the AMEX of actions that it will take, which may bring it into compliance with Section 1003 (a)(ii) of the Company Guide within a maximum of 18 months from July 18, 2005. The revised plan will supplement the plan originally submitted to the AMEX by the Company on August 18, 2005, in response to a notice from the AMEX which the Company received on July 18, 2005, in which the AMEX determined that the Company was not in compliance with Sections 1003(a)(i) and 1003(a)(iv) of the Company Guide, respectively, which state, in relevant part, that the AMEX will normally consider suspending dealings in, or removing from the list, securities of a company which (a) has stockholders' equity of less than $2,000,000 if such company has sustained losses from continuing operations and/or net losses in two of its three most recent fiscal years; and (b) has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the AMEX, as to whether such company will be able to continue operations and/or meet its obligations as they mature.

The revised plan will include specific milestones, quarterly financial projections, and details relating to any strategic initiatives the Company plans to complete. The AMEX Listings Qualifications Department will evaluate the revised plan, including any supporting documentation which the Company may submit, and make a determination as to whether the Company has made a reasonable demonstration in the revised plan of an ability to regain compliance with
Section 1003 (a)(ii) of the Company Guide within a maximum of 18 months from July 18, 2005, in which case the plan will be accepted. If the plan is accepted, the Company may be able to continue listing during the plan period or until January 18, 2007, during which time the Company will be subject to periodic review to determine if it is making progress consistent with the plan.

On September 6, 2006, the Company issued a press release announcing the receipt of the AMEX notice. A copy of the press release is incorporated by reference and filed as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Press  release of The  Singing  Machine  Company,  Inc.  dated
                  September 6, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE SINGING MACHINE COMPANY, INC.



Date: September 6, 2006                 /s/ Yi Ping Chan
                                        ---------------------------------------
                                        Yi Ping Chan
                                        Interim CEO and Chief Operating Officer